                                                                   EXHIBIT 99.15

PDINCSTSUM                 INCOME STATEMENT SUMMARY                       PAGE 1
M2                           SOUTHGREEN APARTMENTS         SYSTEM DATE: 07/06/98
MSP                                                        SELECT DATE: 07/06/98

Cur. Period 06/98                  As of                                12:05:53
Set. Period 06/98                JUNE 15, 1998

                                   CURRENT                  CURRENT                  YTD                      YTD
                                   ACTUAL                   BUDGET     VARIANCE     ACTUAL                   BUDGET      VARIANCE
REVENUE

   RENT PER SCHEDULE                43,720       105.4%      43,245         475     259,845       105.7%     257,470       2,375
   LOSS/GAIN TO LEASE               (2,234)       (5.4)%     (1,545)       (689)    (14,034)       (5.7)%    (10,270)     (3,764)
                                  --------    --------     --------    --------    --------    --------     --------    --------

     GROSS POSSIBLE RENT            41,486       100.0%      41,700        (214)    245,811       100.0%     247,200      (1,389)
                                  --------    --------     --------    --------    --------    --------     --------    --------
   VACANCY LOSS                      2,789         6.7%         800      (1,989)      6,805         2.8%       4,800      (2,005)
   OTHER RENTAL LOSSES                 278         0.7%           0        (278)       (175)       (0.1)%          0         175
                                  --------    --------     --------    --------    --------    --------     --------    --------
     TOTAL RENTAL LOSSES             3,067         7.4%         800      (2,267)      6,630         2.7%       4,800      (1,830)
                                  --------    --------     --------    --------    --------    --------     --------    --------
 NET RENTAL REVENUE                 38,419        92.6%      40,900      (2,481)    239,181        97.3%     242,400      (3,219)

 TOTAL OTHER REVENUE                 1,110         2.7%       1,900        (790)      8,142         3.3%      11,400      (3,258)
                                  --------    --------     --------    --------    --------    --------     --------    --------
 TOTAL REVENUE                      39,529        95.3%      42,800      (3,271)    247,323       100.6%     253,800      (6,477)
                                  --------    --------     --------    --------    --------    --------     --------    --------
 OPERATING EXPENSES

  SALARY EXPENSE                     4,670        11.3%       5,402         732      32,527        13.2%      32,412        (115)
  MANAGEMENT FEES                    1,944         4.7%       1,704        (240)     12,041         4.9%      10,104      (1,937)
  PROPERTY ADMINISTRATION              552         1.3%         490         (62)      3,925         1.6%       2,940        (985)
  LEASING EXPENSE                    1,290         3.1%         400        (890)      2,616         1.1%       2,400        (216)
  UTILITIES EXPENSE                  1,463         3.5%       1,645         182       9,514         3.9%       9,870         356
  SERVICE EXPENSES                   2,329         5.6%       2,331           2      15,701         6.4%      14,286      (1,415)
  CLEANING & DECORATING              2,299         5.5%         600      (1,699)      3,750         1.5%       3,600        (150)
  REPAIRS & MAINTENANCE              1,104         2.7%         835        (269)      4,941         2.0%       5,310         369
  PROPERTY TAXES                     5,422        13.1%       3,634      (1,788)     30,480        12.4%      21,804      (8,676)
  HAZARD INSURANCE                     851         2.1%         838         (13)      5,066         2.1%       5,028         (38)
                                  --------    --------     --------    --------    --------    --------     --------    --------
 TOTAL OPERATING EXPENSES           21,924        52.8%      17,879      (4,045)    120,562        49.0%     107,754     (12,808)
                                  --------    --------     --------    --------    --------    --------     --------    --------
 NET OPERATING INCOME               17,605        42.4%      24,921      (7,316)    126,761        51.6%     146,046     (19,285)
 PROPERTY REPLACEMENT
  RECURRING REPLACEMENT              1,537         3.7%       1,000        (537)      4,737         1.9%       6,000       1,263
  NON-RECURRING REPLACEMENT          9,800        23.6%           0      (9,800)     43,046        17.5%           0     (43,046)
                                  --------    --------     --------    --------    --------    --------     --------    --------
     TOTAL PROPERTY REPLACEMENT     11,337        27.3%       1,000     (10,337)     47,783        19.4%       6,000     (41,783)
                                  --------    --------     --------    --------    --------    --------     --------    --------
 AVAILABLE FOR DEBT SERVICE          6,268        15.1%      23,921     (17,653)     78,978        32.1%     140,046     (61,068)
 TOTAL DEBT SERVICE                 16,289        39.3%      16,000        (289)     97,567        39.7%      96,000      (1,567)
                                  --------    --------     --------    --------    --------    --------     --------    --------
 CASH FLOW (DEFICIT)               (10,021)      (24.2)%      7,921     (17,942)    (18,589)       (7.6)%     44,046     (62,635)
                                  ========    ========     ========    ========    ========    ========     ========    ========


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